Exhibit 32.2

                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the Annual Report of BF Acquisition Group I, Inc. (the "Company") on Form 10-KSB for the period ending April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Colucci, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 22, 2004

                                           /s/ William Colucci
                                    ---------------------------------
                                    William Colucci, Treasurer
                                    BF Acquisition Group I, Inc.